UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21584

Victory Institutional Funds
(Exact name of registrant as specified in charter)

3435 Stelzer Rd Columbus, Ohio			43219
(Address of principal executive offices)			(Zip code)

Citi Fund Services 3435 Stelzer Rd. Columbus, Ohio 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		614-470-8000

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2010

Item 1. Reports to Stockholders.

October 31, 2010

Annual Report

Institutional Diversified Stock Fund

VictoryConnect.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, VictoryConnect.com has what you're looking for. Visit us anytime. We're always open.

The Victory Institutional
Funds

Table of Contents

Shareholder Letter	3

Fund Review and Commentary	4

Financial Statements

Schedule of Portfolio Investments	6

Statement of Assets and Liabilities	9

Statement of Operations	10

Statements of Changes in Net Assets	11

Financial Highlights	12

Notes to Financial Statements	13

Report of Independent Registered Public Accounting Firm	21

Supplemental Information

Trustee and Officer Information	22

Proxy Voting and Form N-Q Information	25

Expense Examples	25

Additional Federal Income Tax Information	26

The Funds are distributed by Victory Capital Advisers Inc., which is affiliated with KeyCorp and its subsidiaries. Victory Capital Management Inc., a member of the Key financial network, is the investment advisor to the Funds and receives a fee from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Institutional Diversified Stock Fund.

NOT FDIC INSURED

Shares of the Victory Funds are not insured by the FDIC,
are not deposits or other obligations of, or guaranteed by, KeyCorp, Victory Capital Management Inc., or their affiliates, and are subject to investment risks, including possible loss of the principal amount invested.

Call Victory at:

866-689-6999

Visit our web site at:

www.VictoryConnect.com

This page is intentionally left blank.

Letter to Our Shareholders

Domestic GDP has risen for four consecutive quarters, global conditions are improving and credit markets have stabilized. Signs of a slowly improving economy, low interest rates and better than expected corporate earnings have strengthened investor confidence in the market. Investors continue to migrate out of money market funds, depositing net flows of $247 billion in fixed income funds this year. To a lesser extent, investors are cautiously investing in foreign equities, depositing $28 billion in these funds.

Through October, U.S. equity markets outpaced international markets, with the S&P 500 Index returning 7.84% versus the MSCI EAFE Index 2.25% return. Fixed income has continued its strong performance, as measured by the Barclays U.S. Aggregate Bond Index 8.33% return year to date. Investors are encouraged by several factors in relation to the market rise. These include the Federal Reserve initiating a second round of quantitative easing, fading concerns of a "double-dip" recession, news that the Macondo well in the Gulf of Mexico was plugged, signs of progress in resolving the European sovereign debt crisis and diminished fears of a slowdown in China's growth rate heartened investors.

As the economic recovery continues to slowly occur, much of the improvement in equity returns can be credited to the improvement in the macro-economic backdrop. Valuations are attractive given the low inflation and interest rates. Credit spreads have returned to normal and corporate balance sheets remain strong. However, consumer confidence remains low, the unemployment rate remains high and housing continues to struggle. We remain attentive to destabilizing economic or political events which could mute further upward progress in the market. We are also watchful for signs of inflation given the massive federal budget deficit, the size of the Federal Reserve's balance sheet and the weak U.S. dollar.

We continue to believe that patient investors will be rewarded over the longer-term. As always, our portfolios are constructed based on the merits of an investment in any market cycle. We remain focused on valuation, financial strength and returns in pursuit of superior long-term performance. Victory maintains an overall positive longer-term outlook, albeit cognizant of the short-term risks, and continues to invest in the market with confidence. In this light, we continue to hold to our strategic plan for investment management, which is based on three key elements:

1. Consistent Performance and Investment Quality

Dedicated strategy teams maintain complete investment autonomy and consistently apply transparent, repeatable processes. Reliance on fundamental research ensures high-conviction portfolios, and state-of-the-art risk management tools are employed to ensure ongoing risk monitoring. Finally, value-added trading provides effective execution of investment decisions.

2. Client Service Excellence

Our approach is simple: communication is complete, honest, timely and straightforward — our goal is no surprises.

3. Empowerment, Ownership and Accountability

Victory has an organizational structure that fosters an environment in which investment professionals thrive, and our compensation plan is built to attract and retain industry-leading talent. Our senior management team is committed to delivering high quality investment products and services.

We appreciate your confidence in the Victory Funds. We continue to closely monitor the possibility of increased regulatory reform wrought by the tumultuous times, and will strive to embrace the programs and adopt the procedures necessary to safeguard our shareholders. If you have questions or would like further information, please feel free to contact us at 1-800-539-3863 or via our website at www.VictoryConnect.com.

Michael Policarpo

President,
Victory Funds

The Victory Institutional Funds

Institutional Diversified Stock Fund

Investment Considerations

Equity securites (stock) are more volatile and carry more risk than other forms of investments, including investments in high grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Commentary

Equity markets appreciated meaningfully in fiscal 2010 as higher corporate earnings and supportive monetary policy overcame Health Care/Financial reform, the European debt crisis and stubbornly weak labor/housing markets, which pressured equity prices in the summer months. The Fund returned 13.0% for the fiscal year, lagging the S&P 500 Index return of 16.5%.

Every sector appreciated during the fiscal year, however, the leading sectors were Basic Industry, Capital Goods and Consumer Cyclical. Higher commodity prices boosted earnings for those companies leveraged to their mining and extraction businesses, and early cycle consumer businesses benefitted from meaningful capacity reduction during the downturn, which helped boost profitability levels in the recovery. Financials were the worst performing sector for the fourth consecutive year as the improving credit cycle was overwhelmed by the impact of financial reform to future revenue and returns.

Three of the top five performing securities were in the Technology sector, including Oracle, Qualcomm, and EMC. A rebound in enterprise spending and Oracle's ability to provide all in one solutions for corporations helped their shares, while EMC has been well positioned as corporations allocate a significant amount of spending dollars on storage. Qualcomm has benefitted from increasing penetration of SmartPhones, both in the royalties they receive and the chipsets they sell into the market. The Fund was negatively impacted by holdings within the Financial sector, as Bank of America, MasterCard and Charles Schwab detracted from performance. Financial reform has been a headwind for Bank of America and MasterCard, while the low interest rate environment has hurt Charles Schwab as the company is unable to charge fees on its money market funds.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Institutional Funds

Institutional Diversified Stock Fund (continued)

Average Annual Total Return

Year Ended October 31, 2010

INSTITUTIONAL DIVERSIFIED STOCK FUND
INCEPTION DATE	6/24/05
Net Asset Value
One Year	13.03%
Three Year	-7.03%
Five Year	2.36%
Ten Year	N/A
Since Inception	2.59%

Expense Ratios

Gross	0.62%
With Applicable Waivers	0.62%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2010. Additional information pertaining to the Fund's expense ratio as of October 31, 2010 can be found in the financial highlights.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Growth of $10,000,000 — Institutional Diversified Stock Fund vs. S&P 500 Index1

For the period 06/24/05 to 10/31/10

1The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Institutional Funds  Schedule of Portfolio Investments
Institutional Diversified Stock Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Commercial Paper (1.6%)
BNP Paribas Finance, Inc., 0.21% (a), 11/1/10	$10,143	$10,143
Total Commercial Paper (Amortized Cost $10,143)		10,143
Common Stocks (98.4%)
Aerospace/Defense (1.4%):
Raytheon Co.	194,900	8,981
Airlines (1.4%):
Southwest Airlines Co.	644,600	8,870
Automotive (2.6%):
Ford Motor Co. (b) (c)	686,900	9,706
PACCAR, Inc.	130,600	6,694
		16,400
Banks (3.8%):
Bank of America Corp.	756,400	8,653
JPMorgan Chase & Co.	411,800	15,496
		24,149
Beverages (1.4%):
Dr Pepper Snapple Group, Inc.	254,400	9,298
Biotechnology (0.3%):
Amgen, Inc. (b)	32,752	1,873
Brokerage Services (2.4%):
Charles Schwab Corp.	1,005,967	15,492
Chemicals (0.9%):
Monsanto Co.	98,831	5,872
Commercial Services (1.5%):
Paychex, Inc.	338,816	9,385
Computers & Peripherals (3.9%):
EMC Corp. (b) (c)	1,200,693	25,227
Electronics (2.9%):
General Electric Co.	178,829	2,865
Johnson Controls, Inc.	448,800	15,762
		18,627
Engineering (1.6%):
ABB Ltd., Sponsored ADR	500,100	10,347
Environmental Control (0.9%):
Waste Management, Inc.	153,000	5,465
Financial Services (3.0%):
Morgan Stanley	482,900	12,010
Western Union Co.	420,192	7,395
		19,405

See notes to financial statements.

The Victory Institutional Funds  Schedule of Portfolio Investments — continued
Institutional Diversified Stock Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Food Processing & Packaging (3.8%):
Kellogg Co.	44,085	$2,215
Kraft Foods, Inc., Class A	434,855	14,033
Nestle SA, Sponsored ADR	152,815	8,382
		24,630
Health Care (1.3%):
Medtronic, Inc.	236,000	8,310
Home Builders (0.7%):
Toll Brothers, Inc. (b)	266,656	4,784
Insurance (4.8%):
MetLife, Inc.	346,277	13,965
The Chubb Corp.	122,200	7,090
The Travelers Cos., Inc.	173,640	9,585
		30,640
Internet Business Services (5.1%):
eBay, Inc. (b) (c)	60,494	1,803
Google, Inc., Class A (b)	50,400	30,895
		32,698
Investment Companies (0.9%):
Invesco Ltd.	244,788	5,630
Manufacturing — Diversified (0.7%):
Ingersoll-Rand PLC	120,000	4,717
Office Equipment & Supplies (2.1%):
Staples, Inc.	642,800	13,158
Oil & Gas Exploration — Production & Services (1.9%):
Anadarko Petroleum Corp.	145,560	8,962
ENSCO International PLC, Sponsored ADR	75,200	3,485
		12,447
Oil Companies — Integrated (3.8%):
Exxon Mobil Corp.	362,900	24,122
Oilfield Services & Equipment (7.1%):
Halliburton Co.	691,379	22,027
Schlumberger Ltd. (c)	333,544	23,312
		45,339
Pharmaceuticals (9.7%):
Abbott Laboratories	173,300	8,894
Johnson & Johnson	120,850	7,694
Merck & Co., Inc.	417,575	15,150
Pfizer, Inc.	1,150,500	20,019
Teva Pharmaceutical Industries Ltd., Sponsored ADR	204,450	10,611
		62,368
Retail (2.0%):
Target Corp.	241,602	12,549

See notes to financial statements.

The Victory Institutional Funds  Schedule of Portfolio Investments — continued
Institutional Diversified Stock Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Retail — Department Stores (1.7%):
Macy's, Inc. (c)	456,300	$10,787
Retail — Specialty Stores (3.1%):
Lowe's Cos., Inc.	918,390	19,589
Semiconductors (0.3%):
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR (c)	177,818	1,940
Software & Computer Services (6.2%):
Autodesk, Inc. (b)	186,000	6,730
Microsoft Corp.	474,481	12,640
Oracle Corp.	684,149	20,114
		39,484
Steel (1.8%):
Nucor Corp.	307,697	11,760
Telecommunications (1.2%):
Qwest Communications International, Inc.	1,152,677	7,608
Telecommunications — Services & Equipment (4.5%):
QUALCOMM, Inc.	643,100	29,023
Transportation Services (3.0%):
United Parcel Service, Inc., Class B	281,850	18,980
Utilities — Electric (1.5%):
Exelon Corp.	228,400	9,323
Utilities — Telecommunications (3.2%):
Verizon Communications, Inc.	638,800	20,742
Total Common Stocks (Cost $548,821)		630,019
Short-Term Securities Held as Collateral for Securities Lending (3.3%)
Pool of various securities for Victory Funds	$20,948	20,948
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $20,948)		20,948
Total Investments (Cost $579,912) — 103.3%		661,110
Liabilities in excess of other assets — (3.3)%		(21,087)
NET ASSETS — 100.0%		$640,023

(a)  Rate represents the effective yield at purchase.

(b)  Non-income producing security.

(c)  A portion or all of the security was held on loan.

ADR  American Depositary Receipt

PLC    Public Liability Co.

See notes to financial statements.

Statement of Assets and Liabilities

The Victory Institutional Funds  October 31, 2010

(Amounts in Thousands, Except Per Share Amounts)

Institutional Diversified Stock Fund
ASSETS:
Investments, at value (Cost $579,912) (a)	$661,110
Cash	50
Interest and dividends receivable	827
Receivable for capital shares issued	297
Receivable for investments sold	1,788
Prepaid expenses	19
Total Assets	664,091
LIABILITIES:
Payable for investments purchased	2,400
Payable for capital shares redeemed	349
Payable for return of collateral received	20,976
Accrued expenses and other payables:
Investment advisory fees	267
Administration fees	14
Custodian fees	7
Transfer agent fees	1
Trustee fees	2
Other accrued expenses	52
Total Liabilities	24,068
NET ASSETS:
Capital	683,314
Accumulated undistributed net investment income	587
Accumulated net realized losses from investments	(125,076)
Net unrealized appreciation on investments	81,198
Net Assets	$640,023
Shares (unlimited number of shares authorized with per value of $0.001 per share)	63,281
Net asset value, offering price & redemption price per share	$10.11

(a)  Includes securities on loan of $20,135.

See notes to financial statements.

Statement of Operations

The Victory Institutional Funds  For the Year Ended October 31, 2010

(Amounts in Thousands)

Institutional Diversified Stock Fund
Investment Income:
Interest income	$25
Dividend income	11,028
Income from securities lending, net	12
Total Income	11,065
Expenses:
Investment advisory fees	2,882
Administration fees	155
Custodian fees	86
Transfer agent fees	64
Trustees' fees	52
Legal and audit fees	55
State registration and filing fees	35
Other expenses	161
Total Expenses	3,490
Net Investment Income	7,575
Realized/Unrealized Gains from Investment Transactions:
Net realized gains from investment transactions	58,467
Net change in unrealized appreciation/depreciation on investments	10,028
Net realized/unrealized gains from investments	68,495
Change in net assets resulting from operations	$76,070

See notes to financial statements.

The Victory Institutional Funds  Statements of Changes in Net Assets

(Amounts in Thousands)

	Institutional Diversified Stock Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009
From Investment Activities:
Operations:
Net investment income	$7,575	$7,332
Net realized gains (losses) from investment transactions	58,467	(119,855)
Net change in unrealized appreciation/depreciation on investments	10,028	181,002
Change in net assets resulting from operations	76,070	68,479
Distributions to Shareholders:
From net investment income	(7,165)	(7,334)
Change in net assets resulting from distributions to shareholders	(7,165)	(7,334)
Change in net assets from capital transactions	(13,338)	95,340
Change in net assets	55,567	156,485
Net Assets:
Beginning of period	584,456	427,971
End of period	$640,023	$584,456
Accumulated undistributed net investment income	$587	$209
Capital Transactions:
Proceeds from shares issued	$127,325	$176,875
Dividends reinvested	7,004	6,731
Cost of shares redeemed	(147,667)	(88,266)
Change in net assets from capital transactions	$(13,338)	$95,340
Share Transactions:
Issued	13,042	24,038
Reinvested	730	844
Redeemed	(14,977)	(10,885)
Change in Shares	(1,205)	13,997

See notes to financial statements.

The Victory Institutional Funds  Financial Highlights

For a Share Outstanding Throughout Each Period

	Institutional Diversified Stock Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2006
Net Asset Value, Beginning of Period	$9.06	$8.48	$13.77	$11.79	$10.19
Investment Activities:
Net investment income	0.13	0.12	0.15	0.15	0.09
Net realized and unrealized gains (losses) on investments	1.04	0.58	(4.65)	2.16	1.60
Total from Investment Activities	1.17	0.70	(4.50)	2.31	1.69
Distributions:
Net investment income	(0.12)	(0.12)	(0.14)	(0.15)	(0.09)
Net realized gains from investments	—	—	(0.65)	(0.18)	—
Total Distributions	(0.12)	(0.12)	(0.79)	(0.33)	(0.09)
Net Asset Value, End of Period	$10.11	$9.06	$8.48	$13.77	$11.79
Total Return	13.03%	8.44%	(34.44)%	19.87%	16.62%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$640,023	$584,456	$427,971	$456,685	$203,669
Ratio of net expenses to average net assets	0.61%	0.62%	0.61%	0.65%	0.61%
Ratio of net investment income to average net assets	1.31%	1.49%	1.31%	1.21%	0.87%
Ratio of gross expenses to average net assets (a)	0.61%	0.62%	0.61%	0.65%	0.69%
Ratio of net investment income to average net assets (a)	1.31%	1.49%	1.31%	1.21%	0.79%
Portfolio turnover	100%	97%	123%	102%	92%

(a)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

Notes to Financial Statements

The Victory Institutional Funds  October 31, 2010

1.  Organization:

The Victory Institutional Funds (the "Trust") was organized on August 1, 2003, as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. The Trust presently offers shares of one fund. The accompanying financial statements are those of the Institutional Diversified Stock Fund (the "Fund").

The Fund is authorized to issue one class of shares.

The Fund seeks to provide long-term growth of capital.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost,

Notes to Financial Statements — continued

The Victory Institutional Funds  October 31, 2010

which approximates market value. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments in other open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the inputs used to value the Fund's investments as of October 31, 2010, while the breakdown, by category, of common stocks is disclosed on the Schedule of Portfolio Investments (in thousands):

Fund Name	LEVEL 1 — Quoted Prices	LEVEL 2 — Other Significant Observable Inputs	LEVEL 3 — Significant Unobservable Inputs	Total
Institutional Diversified Stock Fund
Commerical Paper	$—	$10,143	$—	$10,143
Common Stocks	630,019	—	—	630,019
Short-Term Securities Held as Collateral for Securities Lending	—	20,948	—	20,948
Total	$630,019	$31,091	$—	$661,110

Reconciliation of Level 3 items

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value (in thousands):

Institutional Diversified Stock Fund	Investments In Securities
Balance as of 10/31/09	$98
Realized Gain (Loss)	(28)
Change in unrealized appreciation/depreciation (a)	22
Purchases	—
Sales	(92)
Transfers in and/or out of Level 3	—
Balance as of 10/31/10	$—

(a)  The change in unrealized appreciation/depreciation is attributable to investments which were disposed of during the year ended October 31, 2010.

The Trust recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Level 1 and 2 as of October 31, 2010.

Notes to Financial Statements — continued

The Victory Institutional Funds  October 31, 2010

Securities Transactions and Related Income:

Changes in holdings of portfolio securities are accounted for no later than one business day following the trade date. For financial reporting purposes, however, portfolio security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Repurchase Agreements:

The Fund may acquire securities subject to repurchase agreements from financial institutions such as banks and broker-dealers, which the Fund's investment adviser deems creditworthy under guidelines approved by the Board. Under a repurchase agreement, the seller agrees to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. The repurchase agreements are collateralized by various corporate, U.S. Government and government-backed securities, with a value of not less than the repurchase price (including interest). If the counter-party defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited and/or result in additional costs. Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

Derivative Instruments:

The Fund may be subject to equity price risk in the normal course of pursuing investment objectives. The Fund may invest in futures contracts to hedge against changes in the value of equities. The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments made or received by the Fund based on the change in the market value of the position are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. For the fiscal year ended October 31, 2010, the Fund did not hold any futures or options contracts.

Notes to Financial Statements — continued

The Victory Institutional Funds  October 31, 2010

Securities Lending:

The Fund may lend securities from its portfolio to broker-dealers, banks, financial institutions and other institutional borrowers approved by the Board. The Fund will limit its securities lending activity to 33 1/3% of its total assets. KeyBank National Association ("KeyBank"), the Fund's custodian and an affiliate of Victory Capital Management Inc., the Fund's investment adviser ("VCM" or the "Adviser"), serves as the lending agent for the Trust pursuant to a Securities Lending Agency Agreement (the "Lending Agreement"), for which it receives a fee. KeyBank's fee is computed monthly in arrears and is 25% of the sum of all interest, dividends and other distributions earned from the investment of collateral in investments, as approved by the Board, net of rebates paid by KeyBank to borrowers and net of brokerage commissions, if any, incurred in making or liquidating the investments. For the fiscal year ended October 31, 2010, KeyBank received $255 thousand in total from the Trust, The Victory Portfolios and/or The Victory Variable Insurance Funds (collectively, the "Victory Trusts") for its services as lending agent. Under guidelines established by the Board, the Fund must maintain loan collateral from the borrower (at KeyBank) at all times in an amount equal to at least 100% of the current market value of the loaned securities in the form of cash or U.S. Government obligations to secure the return of the loaned securities.

Initial value of loan collateral shall be no less than 102% of the market value of the loaned securities plus the accrued interest on debt securities. KeyBank, at the direction of the Adviser, consistent with the Trust's securities lending guidelines, may invest the collateral in short-term debt instruments that the Adviser has determined present minimal credit risks. There is a risk of delay in receiving collateral or in receiving the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially.

By lending its securities, the Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as investing the cash collateral in short-term U.S. Government securities, repurchase agreements, or other short-term securities. The cash collateral, or short-term investments purchased with such collateral, is recorded as an asset of the Fund, offset by a corresponding liability to return all collateral as cash at the termination of the securities loan(s). Loans are subject to termination by the Trust or the borrower at any time.

The Fund loaned securities and received cash collateral with the following values as of October 31, 2010 (in thousands):

	Value of Loaned Securities	Value of Collateral	Average Loan Outstanding During the Year	Income Received by KeyBank from Securities Lending
Institutional Diversified Stock Fund	$20,135	$20,948	$14,857	$4

Notes to Financial Statements — continued

The Victory Institutional Funds  October 31, 2010

The cash collateral received by the funds in the Victory Trusts on October 31, 2010 was pooled together and invested in the following securities (amounts in thousands):

Value of Collateral
Commercial Paper
Abbey National North America, 0.21%, 11/3/10 (a)	$24,997
Money Market Funds
Fund For Institutions Select Institutional Fund, 0.26% (a)	100,000
Morgan Stanley Institutional Liquidity Fund Prime Money Market Fund, 0.21% (a)	32,900
Repurchase Agreements
Bank of America, 0.22%, 11/1/10 (Date of Agreement, 10/29/10, Proceeds at maturity $120,002 collateralized by $122,242 various government agencies, 0.00%-1.30%, 4/13/11-7/26/13, market value $122,400)	120,000
Dean Witter, 0.47%, 11/1/10 (Date of Agreement, 10/29/10, Proceeds at maturity $120,005 collateralized by $141,333 various government agencies, 0.00%-9.60%, 11/2/10-12/15/66, market value $123,442)	120,000
Deutsche Bank, 0.21%, 11/1/10 (Date of Agreement, 10/29/10, Proceeds at maturity $120,002 collateralized by $122,436 various corporate securities and government agencies, 0.00%, 11/26/10-1/18/11, market value $122,401)	120,000
RBS Securities, Inc, 0.32%, 11/1/10 Date of Agreement, 10/29/10, Proceeds at maturity $120,003 collateralized by $132,628 various corporate securities and government agencies, 0.00%-6.50%, 1/13/12-9/1/40, market value $132,315)	120,000
Wachovia, 0.32%, 11/1/10 (Date of Agreement, 10/29/10, Proceeds at maturity $120,003 collateralized by $126,077 various corporate securities, 0.00%-5.21%, 3/4/11-4/25/23, market value $123,600)	120,000
Total Value	$757,897

(a)  Rate disclosed is the one-day yield as of 10/31/10.

Dividends to Shareholders:

Dividends from net investment income are declared and paid quarterly by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e., reclass of market discounts and gain/loss), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital in the accompanying Statement of Assets and Liabilities.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes.

Notes to Financial Statements — continued

The Victory Institutional Funds  October 31, 2010

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Subsequent Events:

The Fund has evaluated subsequent events and there are no subsequent events to report.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the fiscal year ended October 31, 2010 were as follows for the Fund (in thousands):

Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
$555,333	$553,304	$—	$—

4.  Investment Advisory, Administration, and Distribution Agreements:

Investment advisory services are provided to the Fund by VCM, a wholly owned subsidiary of KeyBank. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.50% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

KeyBank, serving as custodian for the Fund, receives custodian fees at annualized rates ranging from 0.013% to 0.0025% of the Victory Trusts' average daily net assets excluding the assets of the International Fund, International Select Fund and Global Equity Fund. The Fund reimburses KeyBank for all of its reasonable out-of-pocket expenses incurred in providing custody services.

VCM also acts as the Fund's Administrator and Fund Accountant. Under the terms of the Administration and Fund Accountant Agreement, VCM is paid for its services an annual fee at a rate ranging from 0.03% to 0.02% of the Trust's average daily net assets, subject to an annual minimum fee of $25 thousand per year for providing administration services. VCM also receives $25 thousand per year for providing fund accounting services.

Citi Fund Services Ohio, Inc. ("Citi") acts as the Fund's sub-administrator and sub-fund accountant. Under the terms of a Sub-Administration Agreement between VCM and Citi, VCM pays Citi for providing these services. The Fund also reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Citi also serves as the Fund's transfer agent. Under the terms of the Transfer Agent Agreement, Citi is entitled to fees of $25 thousand per year. In addition, Citi is entitled to reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

5.  Risks:

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in

Notes to Financial Statements — continued

The Victory Institutional Funds  October 31, 2010

bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Line of Credit:

The Victory Trusts (except International Fund, International Select Fund and Global Equity Fund) participate in a short-term, demand note "Line of Credit" agreement with KeyCorp, an affiliate of the Adviser. Under the agreement, the Victory Trusts may borrow up to $150 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. KeyCorp receives an annual commitment fee of 0.30% on $150 million for providing the Line of Credit. For the fiscal year ended October 31, 2010, KeyCorp earned approximately $450 thousand for the Line of Credit fee. Each fund in the Victory Trusts (except International Fund, International Select Fund and Global Equity Fund) pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed. The average loan outstanding for the Fund during the fiscal year ended October 31, 2010 was $23 thousand. The average interest rate for the fiscal year ended October 31, 2010 was 1.75%. As of October 31, 2010, the Fund had no loans outstanding with KeyCorp.

7.  Federal Tax Information:

The tax character of distributions paid during the fiscal year ended October 31, 2010 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Institutional Diversified Stock Fund	$7,165	$—	$7,165

The tax character of distributions paid during the fiscal year ended October 31, 2009 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Institutional Diversified Stock Fund	$7,334	$—	$7,334

As of October 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows (in thousands):

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings/ (Deficit)
Institutional Diversified Stock Fund	$612	$(114,914)	$71,034	$(43,268)

*The differences between the book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

As of October 31, 2010, the Fund had capital loss carryforwards to offset future net capital gains, if any, to the extent provided by Treasury obligations of $3,734 expiring in 2016 and $111,180 expiring in 2017 (in thousands).

During the year ended October 31, 2010, the Fund utilized $50,481 thousand of capital loss carryforwards.

Notes to Financial Statements — continued

The Victory Institutional Funds  October 31, 2010

The cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation as of October 31, 2010, were as follows (in thousands):

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Institutional Diversified Stock Fund	$590,076	$87,188	$(16,154)	$71,034

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The Victory Institutional Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Victory Institutional Funds, constituting the Victory Institutional Diversified Stock Fund (the "Fund"), as of October 31, 2010, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights presented herein for each of the respective periods ended October 31, 2008 and prior were audited by another registered public accounting firm whose report dated December 22, 2008 expressed an unqualified opinion on those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Victory Institutional Funds as of October 31, 2010, the results of its operations for the year then ended, the change in its net assets and financial highlights for the two years then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 22, 2010

  Supplemental Information
The Victory Institutional Funds  October 31, 2010

(Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eleven Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom are "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustees"). The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees one portfolio in the Trust, one portfolio in The Victory Variable Insurance Funds and 23 portfolios in The Victory Portfolios, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Independent Trustees.

David Brooks Adcock, 59	Trustee	May 2005	Consultant (since 2006); General Counsel, Duke University and Duke University Health System (1982-2006).	None.

Nigel D. T. Andrews, 63	Vice Chair and Trustee	August 2003	Retired.	Chemtura Corporation; Old Mutual plc.

Teresa C. Barger, 55	Trustee	December 2008	Chief Investment Officer/Chief Executive Officer, Cartica Capital LLC (asset management) (since 2007); Director, Corporate Governance and Capital Markets Advisory Department for the World Bank and International Finance Corporation (2004-2007).	None.

E. Lee Beard, 59	Trustee	May 2005	Principal Owner, The Henlee Group, LLC Consulting (since 2005); President/Owner ELB Consultants (2003-2005).	None.

John L. Kelly, 57	Trustee	May 2008	Private Investor (since 2009); Managing Director, JL Thornton & Co. (financial consultant) (2003-2009).	None.

  Supplemental Information — continued
The Victory Institutional Funds  October 31, 2010

(Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
David L. Meyer, 53	Trustee	December 2008	Retired (since 2008); Chief Operating Officer, Investment & Wealth Management Division, PNC Financial Services Group (previously Mercantile Bankshares Corp.) (2002-2008).	None.

Karen F. Shepherd, 70	Trustee	August 2003	Retired.	None.

Leigh A. Wilson, 65	Chair and Trustee	August 2003	Chief Executive Officer, Third Wave Associates (full service independent living for senior citizens); Director, The Mutual Fund Directors Forum.	None.

Interested Trustees.

David C. Brown, 38	Trustee	May 2008	President, Investments and Operations (since 2010) and Chief Operating Officer, the Adviser.	None.

Robert L. Wagner, 56	Trustee	October 2009	Chief Executive Officer, the Adviser.	None.

Messrs. Brown and Wagner are "Interested Persons" by reason of their relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 1-800-539-3863.

  Supplemental Information — continued
The Victory Institutional Funds  October 31, 2010

(Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Michael Policarpo, II, 36	President	May 2008	Senior Managing Director (since 2010) and Managing Director (2005-2010), the Adviser.

Derrick A. MacDonald, 40	Vice President	August 2010	Managing Director of the Adviser, Fund Administration, Technology & Operations (since 2008); Global Business Director, Avery Dennison (2004-2008).

Christopher K. Dyer, 48	Secretary	February 2006	Head of Mutual Fund Administration, the Adviser.

Jay G. Baris, 56	Assistant Secretary	August 2003	Partner, Kramer Levin Naftalis & Frankel LLP.

Christopher E. Sabato, 42	Treasurer	May 2006	Senior Vice President, Treasurer Services, Citi Fund Services, Inc.

Eric B. Phipps, 39	Anti-Money Laundering Compliance Officer and Identity Theft Officer	August 2010	Vice President and Chief Compliance Officer, CCO Services of Citi Fund Services, Inc. (since 2006); Staff Accountant, United States Securities and Exchange Commission (2004-2006).

Edward J. Veilleux, 67	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).

  Supplemental Information — continued
The Victory Institutional Funds  October 31, 2010

(Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by calling 1-800-539-3863. The information included in the Fund's Statement of Additional Information, which is available on the Fund's website at www.victoryconnect.com and on the Securities and Exchange Commission's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Fund's website at www.victoryconnect.com and on the Securities and Exchange Commission's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of schedules of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the Securities and Exchange Commission at 1-202-551-8090.

Expense Examples

As a shareholder of the Fund, you incur ongoing costs, including management fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2010 through October 31, 2010.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period* 5/1/10-10/31/10	Expense Ratio During Period** 5/1/10-10/31/10
Institutional Diversified Stock Fund	$1,000.00	$986.40	$3.05	0.61%

*Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**Annualized.

  Supplemental Information — continued
The Victory Institutional Funds  October 31, 2010

(Unaudited)

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period* 5/1/10-10/31/10	Expense Ratio During Period** 5/1/10-10/31/10
Institutional Diversified Stock Fund	$1,000.00	$1,022.13	$3.11	0.61%

*Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.)

**Annualized.

Additional Federal Income Tax Information

For the year ended October 31, 2010, the Fund paid qualified dividend income for purposes of reduced individual federal income tax rates of:

Amount
Institutional Diversified Stock Fund	100%

Dividends qualifying for corporate dividends received deduction of:

Amount
Institutional Diversified Stock Fund	100%

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The Victory Institutional Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our web site at:	Call Victory at:
www.VictoryConnect.com	866-689-6999

VF-INST-ANN (12/10)

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1)  The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Ms. E. Lee Beard, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2010	2009
(a) Audit Fees (1)	18,000	20,099
(b) Audit-Related Fees (2)	437	267
(c) Tax Fees (3)	4,000	4,500
(d) All Other Fees (4)	0	0

(1)          Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. For the fiscal year ended October 31, 2010, the audit fees billed were for professional services provided by Ernst & Young LLP for audit compliance, audit advice and audit planning. For the fiscal year ended October 31, 2009, the audit fees billed for professional services by Ernst & Young LLP and PricewaterhouseCoopers LLP for audit compliance, audit advice and audit planning were $20,000 and $99, respectively.

(2)          Represents the fee for assurance and related services by Ernst & Young LLP reasonably related to the performance of the audit of the Registrant’s financial statements that was not reported under (a) of this item.

(3)          Represents the aggregate tax fee billed for professional services rendered by Ernst & Young LLP for tax compliance, tax advice and tax planning. Such tax services included the review of income and excise tax returns for the Registrant.

(4)          For fiscal years ended October 31, 2010 and October 31, 2009, there were no fees billed for professional services rendered by Ernst & Young LLP to the Registrant, other than the services reported in (a) through (c) of this item.

Tax fees for both 2010 and 2009 are for recurring tax fees for the preparation of the federal and state tax returns.

(e)(1)The registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged with these services. The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2) There were no services performed under Rule 2.01 (c) (7) (I) (C).

(f) - Not applicable

(g)

2010	$33,000
2009	$26,000

(h) The registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the registrant’s investment advisor (and the advisor’s relevant affiliates), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5.    Audit Committee of Listed Registrants.

Not applicable.

Item 6.    Investments.

(a)       Not applicable.

(b)       Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Victory Institutional Funds

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer
Date	December 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Policarpo II
Michael Policarpo II, President
Date	December 23, 2010

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer
Date	December 23, 2010